1995

   Annual                       ------------

Report                          DELAWARE

                                GROUP

                                U.S. GOVERNMENT

                                FUND

                                ------------


         [PHOTO OF VARIOUS PHILADELPHIA HISTORICAL SITES APPEARS HERE]


                   A Tradition of Sound Investing Since 1929

                     [LOGO OF DELAWARE GROUP APPEARS HERE]

U.S. Government
---------------
Fund Investment
---------------
Objective
---------------

     To seek high current income consistent with safety of principal by investing primarily in debt obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.


         [PHOTO OF VARIOUS PHILADELPHIA HISTORICAL SITES APPEARS HERE]


About Our Cover
---------------

Headquartered in Philadelphia, Pennsylvania, Delaware Group shares in the tradition of a city built on the vision of opportunity. Amidst the city's historic sites, symbolic of our nation's freedom and prosperity, Delaware Group provides both individual and institutional investors with a conservative, disciplined approach to money management.



Delaware Group
---------------
A Tradition of
---------------
Sound Investing
---------------

     Delaware's investment experience dates back to 1929. Our first mutual fund was established in 1938. Headquartered in Philadelphia with an affiliate in London, Delaware provides a full range of mutual fund investments, annuities and retirement plan services. Delaware International Advisers Ltd., our London-based international affiliate, was established in 1990.

     Delaware Group manages mutual funds with the same time-tested, disciplined strategies demanded by the large public and private pension plans, foundations and endowments that are among our clients. With over 60 years of investment management standing behind us, we have experience you can count on and a commitment to excellent service.

     Today, Delaware manages some $27 billion in mutual funds and institutional investment advisory accounts. We measure our success by the financial success and satisfaction of our nearly 500,000 shareholders.

August 15, 1995

Dear
--------------------------------------------------------------------------------
Shareholder:
--------------------------------------------------------------------------------

     Isaac Newton's law of gravity is a fundamental principle of physics. During fiscal 1995, the 17th century English scientist's theory could be observed at work on U.S. interest rates.

     A nervous bond market pushed yields on 30-year U.S. Treasury Bonds to more than 8.1% in early November 1994, amid concerns about inflation and the expectation that the Federal Reserve Board would continue to raise short-term interest rates. With the coming of spring, however, sentiment changed. The market correctly anticipated a reversal of Fed policy that resulted from new concerns about possible slower economic growth or recession. Like an apple falling from a tree, long-bond yields dropped to a low of 6.47% on June 22.

     Considering that calendar year 1994 provided a negative return for most government funds, according to Lipper Analytical Services, the recent change in Fed policy was welcome. U.S. Government Fund A Class shares provided an attractive total return of +6.82% at net asset value (capital change plus reinvested dividends) for the fiscal year ended July 31, 1995. The table on this page presents the Fund's total return throughout fiscal 1995 relative to the returns offered by five-year U.S. Treasury Notes and U.S. Treasury Bonds.

     As of July 31, the Fund's 30-day yield, calculated according to Securities and Exchange Commission guidelines, was 6.20%. We are pleased to report that during fiscal 1995 the Fund's Class A shares had the second highest distribution rate based on net asset value, among the 161 funds tracked by Lipper Analytical Services that specialize in intermediate U.S. Government securities. Unlike the 30-day yield quoted above, the distribution rate may include capital gains and does not reflect any unrealized gains or losses in the portfolio.

--------------------------------------------------------------------------------

                                                Total Return
                                      6 Months Ended:
                                    --------------------
                                    1/31/95     7/31/95       Fiscal 1995
U.S. Government Fund A              +0.11%        +6.71%         +6.82%
5-Year U.S. Treasury                +0.34%        +8.98%         +9.35%
10-Year U.S. Treasury               +0.16%       +11.44%        +11.62%
30-Year U.S. Treasury               -0.93%       +13.93%        +12.87%

Source: Bloomberg Business News. U.S. Government Fund A Class performance is based on net asset value. Unlike U.S. Government Fund, the payment of principal and interest on U.S. Treasuries is guaranteed by the U.S. Government. Past performance is not a guarantee of future results. For performance of other Classes see page 8.

--------------------------------------------------------------------------------

     The above chart shows that both the Fund and the bond market have performed substantially better since January than they did in the prior six months. As you can see, the change in direction was more pronounced among U.S. Treasuries with longer maturities.

     Though U.S. Government Fund A Class shareholders enjoyed an increase in share value between January and July, it may not have been as large as some funds that bet rates would fall sharply. However, we believe the relatively conservative strategy -- i.e., a focus on the income component of total return -- implemented by Roger A. Early, Vice President and Senior Portfolio Manager, puts the Fund in a favorable position should the pace of the current economic expansion gradually increase in the year ahead.

     As of August 30, the yield on 30-year U.S. Treasury Bonds was approximately 6.7%, a slightly higher level than in June, amid renewed optimism that the pace of economic growth may increase. Meanwhile, inflation as measured by change in the consumer price index during the preceding 12 months was a mild 2.89%.

     We hope you will read the remainder of this report which contains a review of the Fund's performance in fiscal 1995. The report also details how the Fund is positioned for the coming months.

     On August 16, the Fund marked its 10th anniversary of providing shareholders with monthly income through a professionally managed portfolio. We thank you for your investment in the Fund and will strive to warrant your confidence for many years to come.

/s/ Wayne A. Stork

Wayne A. Stork
Chairman, Board of Directors


Portfolio
--------------------------------------------------------------------------------
Manager's
--------------------------------------------------------------------------------
Report
--------------------------------------------------------------------------------

Bond prices and yields have been volatile for the past year as the bond market turned its attention from concern about inflation and the industrial production pressures of a booming economy to speculation about a possible recession, weak consumer spending and bloated inventories. Investors in U.S. Government securities recovered some of 1994's capital losses as intermediate interest rates declined 1.6 percentage points from their 1994 highs as of the end of July, pushing bond prices higher.

     In the six months through July, the U.S. Government Fund Class A shares provided a total return of +6.71% at net asset value with dividends reinvested while employing a relatively defensive strategy. For the entire fiscal year, total return was +6.82% at net asset value with dividends reinvested.

     Compare that to the +5.6% average annual return for intermediate U.S. Government bonds since the end of World War II as tracked by Ibbotson and Sinquefeld, an investment research firm, and you can see that the 1995 rally in bonds has been very pronounced.

     This year's drop in interest rates took place as bondholders witnessed a slowing in economic activity combined with only a modest increase in consumer prices. In fact, the bond rally was unusual in that it occurred despite a final rate increase by the

                             [GRAPH APPEARS HERE]

Fannie Mae Yield Table
Fannie Mae 30-Year Mortgage Rates

Jan.                                   9.45
                                       9.25
                                       9.33
                                       9.19
Feb.                                   9.28
                                       9.18
                                       9.04
                                       8.88
March                                  8.96
                                       8.83
                                       8.73
                                       8.69
                                       8.84
April                                  8.57
                                       8.57
                                       8.51
                                       8.60
May                                    8.26
                                       8.35
                                       8.22
                                       8.03
June                                   7.67
                                       7.88
                                       7.95
                                       7.76
                                       7.93
July                                   7.73
                                       7.76
                                       8.02
                                       8.04

This shows 90-day commitment rates by the Federal National Mortgage Association for new 30-year residential mortgage rates.
Source: Bloomberg Business News

The average interest rate consumers paid on new conventional fixed-rate mortgages dropped substantially between December and June. Typically, a rate decline of this magnitude stimulates home buying because consumers can enjoy interest savings of more than $125 a month on a 30-year, $100,000 mortgage.


Federal Reserve Board in early February. Typically, "fighting the Fed" or anticipating that the bond market will move in the opposite direction of the Federal Reserve's most recent policy has not been a successful strategy for fixed-income investors. That was not the case in the first part of 1995, especially for intermediate and longer term bonds, which had the strongest price increases.

     In addition to our concerns about "fighting the Fed," our view is that sustained bond rallies usually start during a recession. Several economic indicators that have consistently preceded recessions and sustained bond rallies include a major drop in stock prices and a yield curve in which shorter term rates are higher than long-term rates. These events had not yet occurred by July 31. With this in mind, and knowing that bond price declines normally continue through the end of economic expansions, we concluded that the rally would not be sustained.

     The Fund's portfolio reflects our opinion that the economy's current condition is akin to the growth slowdowns of 1966-1967 and 1986. During both periods, interest rates declined, spurring renewed economic growth. In the mid-1960s and mid-1980s, the economy, like the economy of the mid-1990s, had enjoyed several years of expansion. Still, there was more room to grow.

     Consequently, we are looking for an economic rebound in the second half of 1995, especially given the fact that bonds rallied in anticipation of the Federal Reserve Board's decision to cut the Federal Funds rate, which occurred on July 6.

     As you can see from the chart above, conventional mortgage rates tumbled to 7.67% by early June, down sharply from a December peak of 9.45%, suggesting there may be a greater level of home buying later this year, which may fuel economic growth.

The Fund's Investment Strategy

Throughout the year ended July 31, 1995, the U.S. Government Fund continued to seek an attractive level of income while maintaining a high-quality, defensive portfolio invested primarily in U.S. Government securities.

     In late 1994 as interest rates rose, the Fund reduced the percentage of its holdings in U.S. Treasury Notes and Bonds from 41% of net assets to just under 32% as of July 31, 1995. The Fund's modest position in corporate bonds was increased slightly to 13.22% of net assets during that time.

     This strategy produced a total return of +0.11% during the first half of fiscal 1995, a period of great difficulty for the bond market. The increased corporate bond position boosted Fund income, since corporate bonds have higher yields than government securities. It also helped reduce the Fund's sensitivity to interest rates since corporate bonds are evaluated according to credit risk, unlike Treasuries. The value of corporate bonds does fluctuate with interest rates, but generally not as much as government securities, according to Ibbotson Associates.


                             [GRAPH APPEARS HERE]


Historical Yield Curve
U.S. Treasury Yields Have Declined Since January...

                    July 31, 1994     January 31, 1995     July 31, 1995
3 Month                4.374%             5.990%               5.572%
6 Month                4.868              6.403                5.586
1 Year                 5.366              6.781                5.645
2 Year                 5.999              7.235                5.866
3 Year                 6.272              7.343                5.985
5 Year                 6.737              7.502                6.151
10 Year                7.109              7.577                6.424
30 Year                7.394              7.696                6.844
Source: Bloomberg Business News

Interest rates on U.S. Treasury securities changed substantially over the past year. Note that the difference between interest rates on very short maturity securities (three-month T-Bills) and intermediate-term securities (two- to five-year maturity Treasury Notes) has "flattened" since January.


     The second half of fiscal 1995 marked a turnaround in the bond market that allowed the Fund to benefit from capital appreciation. Since long-term government securities were a smaller share of the portfolio, however, the Fund's share value did not rise in value as sharply as 10-year or 30-year U.S. Treasury Bonds.

     At the end of the fiscal year, the Fund's holdings had an average effective maturity of 6.0 years, an effective duration of 4.1 years, and an average overall quality of AAA, the highest available. Duration was shorter than in fiscal 1994, in part because of the Fund's sale of long-term Treasuries. Duration is the most common measure of a bond's sensitivity to interest rates. It indicates the approximate percentage of change in a bond's price given a 1% change in interest rates.

     As of July 31, more than 41% of the portfolio's net assets were invested in U.S. Treasury and U.S. Government agency securities. Approximately 42% of the portfolio was invested in mortgage-backed securities and collateralized mortgage obligations. Approximately 15% of the portfolio consisted of high-quality corporate bonds and asset-backed securities such as auto loans and credit card balances. Corporate issues added in the year included bonds of financial services companies that met our requirements for high current income, liquidity and quality.

     A significant amount of the Fund's U.S. Treasury and government agency bonds sell at a premium to par value, that is, more than the price a bondholder receives if the bond is held to maturity and principal is returned. Generally, these are older bonds that were issued when interest rates were higher than current levels. They provide the Fund with a higher level of income than newer issues and are also less interest rate sensitive, providing a cushion if interest rates rise. However, premium bonds generally depreciate to par value as the bond's maturity nears, which may result in capital losses.

     On August 6, the Federal National Mortgage Association and Government National Mortgage Association reported that mortgage prepayment activity has increased this summer. While such refinancing by consumers can have a negative effect on mortgage-related securities - a type of bond that comprises a substantial share of Fund assets - we took steps to help protect the portfolio from prepayments before the rate drop occurred.

     Emphasis on residential mortgages has given the Fund an average yield-to-maturity almost 1 percentage point higher than comparable maturity U.S. Treasuries whose principal and interest payments, unlike those of fund shares, are guaranteed by the U.S. Government. We expect to maintain the Fund's focus in this sector, which typically offers better yields and a more defensive interest rate profile than Treasuries. As of early August, 10-year obligations of the Government National Mortgage Association (Ginnie

                           [PIE CHARTS APPEAR HERE]

Portfolio Pies
How Our Portfolio Mix Has Changed...

U.S. Government Obligations (Treasuries)                     40.94
Cash & Other                                                  2.72
Government National Mortgage Associaton Obligations          21.61
Collateralized Mortgage Obligations                          19.86
Corporate Bonds                                               9.16
Government Agency Obligations                                 5.71
U.S. Government Fund Net Assets as of July 31, 1994

U.S. Government Obligations (Treasuries)                     31.78
Cash & Other                                                  2.06
Government National Mortgage Associaton Obligations          19.37
Collateralized Mortgage Obligations                          19.19
Corporate Bonds                                              13.22
Government Agency Obligations                                 9.45
Mortgage Backed Securities                                     3.1
Asset Backed Securities                                       1.83
U.S. Government Fund Net Assets as of July 31, 1995

During fiscal 1995, your Fund reduced its holdings in U.S. Treasury Bonds and mortgage-backed securities issued by the Federal Home Loan Mortgage Corp. The Fund increased the percentage of its holdings in government agency obligations. These include bonds issued by Federal agencies such as the Small Business Administration.

Mae) averaged 1.15 percentage points higher than a 10-year U.S. Treasury Note.

     The sharp drop in mortgage interest rates this year, shown in the chart on page 3, has the potential to trigger refinancing activity, increasing consumer prepayments. However, we believe the Fund's mortgages are less likely to be refinanced because many loans date from the 1986-1987 period, and have already been through several periods of low interest rates and heavy refinancing activity. We think the Fund's sensitivity in this area is more limited than the market as a whole.

Outlook

The bond market's volatility since early 1994 has attracted a lot of headlines. But investors should keep in mind that the direction of interest rates has been generally downward since the early 1980s. Given the Federal Reserve's apparent success at keeping inflation at a modest 2% to 3% level, this trend seems likely to be sustained for the remainder of the 1990s.

         [PHOTO OF ROGER EARLY SENIOR PORTFOLIO MANAGER APPEARS HERE]

     In an environment where the short-term direction of interest rates is difficult to judge, the U.S. Government Fund will stand by its strategy of maximizing income and avoiding unnecessary risks. We believe this relatively conservative investment style should best serve the Fund's more than 10,000 income-oriented investors and may provide reasonable participation should the bond market continue its long-term rally.

/s/ Roger A. Early

Roger A. Early
Vice President and Senior Portfolio Manager
U.S. Government Fund

A Perspective
--------------------------------------------------------------------------------
on Long-Term
--------------------------------------------------------------------------------
Performance
--------------------------------------------------------------------------------

     The chart on page 8 shows the Fund's performance in relation to the performance of the area of the bond market in which the Fund's portfolio manager invests. You can see on the next page that the U.S. Government Fund has provided an attractive average annual return of +7.02% over its almost 10-year lifetime (including the effect of sales charges). However, it did not keep pace with the Lehman Brothers Government Bond Index.

     One reason for this is that the Index is a hypothetical portfolio so that its performance includes none of the actual costs of buying or selling securities or the other expenses associated with running a portfolio. Also the Index includes a larger percentage of Treasuries than the Fund held for most of this period. As mentioned earlier, Treasuries are often more interest rate sensitive than mortgage-related securities and do not provide as high an income stream.

     As noted in the chairman's letter, long-term Treasuries performed very well in the six months ended July 31 as well as most of the past 10 years. Since price appreciation is not a primary objective of the U.S. Government Fund, in an environment characterized by falling interest rates, the portfolio manager focuses on maximizing income. We aim to provide shareholders with an attractive income stream as you can see from the dividend summary below.

                           [BAR CHART APPEARS HERE]

U.S. Government Fund A Class Annual Income Dividends

'86                        $   983
'87                          1,067
'88                          1,065
'89                          1,102
'90                          1,169
'91                          1,282
'92                          1,428
'93                          1,542
'94                          1,568
'95                          1,567
1985 - 1995 Total=$12,773

     Fiscal Years Ended 7/31

Note: Chart assumes $10,000 invested at inception on Aug. 16, 1985, including maximum sales charge and reinvestment of all dividends. Past performance is not a guarantee of future results. Performance for other U.S. Government Fund Classes will vary due to differing charges and fee expenses. For more performance information see page 8.

     This chart shows that a $10,000 investment in the U.S. Government Fund A Class on August 16, 1985 would have generated a total of $12,773 in dividends if dividends were continuously reinvested.

This chart shows what a $10,000 investment in U.S. Government Fund A Class would have grown to since its inception, assuming the reinvestment of dividends. The Fund's performance is compared to that of the Lehman Brothers Government Bond Index.
                             [CHART APPEARS HERE]

Performance Chart
A Look at Long-Term Performance Growth of a $10,000 Investment August 1985 through July 1995

Lehman Brothers Government Bond Index            Delaware Group U.S. Government Fund
July '85                    $   10,000           $ 9,520
Jan. '86                     11,031.53             9,890
July '86                     12,166.80            10,347
Jan. '87                     12,790.14            10,927
July '87                     12,551.58            10,996
Jan. '88                     13,352.42            11,359
July '88                     13,391.01            11,914
Jan. '89                     14,015.12            12,070
July '89                      15,430.1            12,913
Jan. '90                     15,584.69            13,463
July '90                     16,365.26            13,836
Jan. '91                     17,372.14            14,731
July '91                     18,009.51            15,284
Jan. '92                     19,514.11            16,883
July '92                     20,755.53            17,256
Jan. '93                     21,704.23            17,959
July '93                     22,993.54            19,017
Jan. '94                     23,838.27            19,359
July '94                     22,961.18            18,135
Jan. '95                     23,143.49            18,235
July '95                     25,172.54            19,650

This chart shows what a $10,000 investment in U.S. Government Fund A Class would have grown to since its inception, assuming the investment of dividends. The Fund's performance is compared to that of the Lehman Brothers Government Bond Index.

Chart assumes $10,000 invested on Aug. 16, 1985 and includes the impact of the 4.75% sales charge and the reinvestment of all dividends. Return and share value will fluctuate with rising and falling interest rates so that an investor's shares, when redeemed, may be worth more or less than their original cost. The illustration does not show the impact of taxes. Performance for other U.S. Government Fund Classes will vary due to differing charges and expenses.


                      U.S. Government Fund's Performance
                   Annual Total Return through July 31, 1995

                              Class A (Est. 1985)
                         Average Annual Total Returns

                       Lifetime                 +7.02%
                       Five Years               +5.90%
                       One Year                 +1.74%


                              Class B (Est. 1994)
                         Average Annual Total Returns

                       Lifetime
                         +4.45%                Excluding Sales Charge
                         +1.40%                Including Sales Charge

                       One Year
                         +6.08%                Excluding Sales Charge
                         +2.15%                Including Sales Charge

Return and share value fluctuate so that shares, when redeemed, may be worth more or less than the original investment. Past performance is not a guarantee of future results.

Class A returns reflect the impact of the 4.75% maximum sales charge and the 12b-1 fee, and take into account the reinvestment of all distributions.

Class B performance reflects the reinvestment of all distributions. Class B shares do not carry a front-end sales charge, but are subject to a 1% annual distribution and service fee. They are subject to a deferred sales charge of up to 4% if redeemed before the end of the sixth year. Lifetime performance excluding sales charge assumes the investment was not redeemed. Class B was initially offered on 5/2/94.

The average annual total returns for U.S. Government Fund's Institutional Class, which is available without sales or asset-based distribution charges only to certain eligible institutional accounts, were +7.24% and +7.14%, respectively, for the five-year and one-year periods ended July 31, 1995.

Financial
--------------------------------------------------------------------------------
Statements
--------------------------------------------------------------------------------

Delaware Group Government Fund, Inc. -
Government Income Series*
Statement of Net Assets
July 31, 1995

                                                                 Par               Market
                                                                Value               Value
U.S. Government Obligations - 31.78%
U.S. Treasury Bonds 13.375% 8/15/01....................      $ 8,050,000        $ 10,912,499
U.S. Treasury Bonds 14.25% 2/15/02.....................       31,190,000          44,413,933
U.S. Treasury Strip 0.00% 11/15/06.....................       22,500,000          10,645,873
U.S. Treasury Strip 0.00% 2/15/17......................       20,700,000           4,511,151
                                                                                ------------
Total U.S. Government Obligations
   (cost $68,485,350)..................................                           70,483,456
                                                                                ------------
Government National Mortgage
   Association Obligations (GNMA) -
   19.37%
GNMA Project Loan 8.00% 2030...........................        3,045,000           3,080,208
GNMA II 9.00% 2001 to 2005.............................        1,603,632           1,683,323
GNMA II 10.00% 2015 to 2021............................        5,979,790           6,440,524
GNMA I 10.00% 2018.....................................        2,064,128           2,251,189
GNMA I GPM (Graduated Payment Mortgage)
   10.25% 2019 to 2021.................................        1,268,695           1,385,256
GNMA II GPM 10.25% 2018 to 2019........................          125,848             137,410
GNMA II 10.50% 2015 to 2021............................        2,742,958           2,985,078
GNMA I GPM 10.75% 2017.................................           44,317              48,610
GNMA II GPM 10.75% 2016 to 2019........................        1,436,292           1,575,433
GNMA I 11.00% 2009 to 2015.............................        4,027,700           4,496,372
GNMA I GPM 11.00% 2010 to 2013.........................          561,607             625,977
GNMA II 11.00% 2015 to 2019............................          727,771             803,892
GNMA I 11.50% 2015.....................................          172,172             194,070
GNMA I GPM 11.50% 2013 to 2014.........................          670,459             754,364
GNMA II 11.50% 2014 to 2015............................          189,539             210,921
GNMA II GPM 11.50% 2014 par............................           23,948              26,815
GNMA I GPM 11.75% 2013.................................          690,309             781,990
GNMA I 12.00% 2011 to 2015.............................        8,148,683           9,279,313
GNMA I GPM 12.00% 2011 to 2013.........................          252,595             287,642
GNMA II 12.00% 2014 to 2015............................          602,362             684,118
GNMA II GPM 12.00% 2013................................          402,005             457,469
GNMA II Jumbo 12.00% 2014..............................          523,188             592,667
GNMA I GPM 12.25% 2014.................................          196,618             225,127
GNMA I 12.50% 2010 to 2016.............................        1,460,222           1,681,537
GNMA II 12.50% 2013 to 2015............................        1,977,924           2,274,064
                                                                                ------------
Total Government National Mortgage
   Association Obligations
   (cost $42,478,940)..................................                           42,963,369
                                                                                ------------
Government Agency Obligations - 9.45%
Cajun Electric Power 9.52% 3/15/19.....................       10,000,000          10,987,500
Federal Home Loan Bank Step Up
   Coupon 8.00% 8/8/14.................................        2,000,000           1,970,000
Small Business Administration
   2.199% 10/23/13 (Interest only)/1/..................       38,684,945           3,539,068
Small Business Administration
   2.610% 1/8/14 (Interest only)/1/....................       41,036,975           4,462,771
                                                                                ------------
Total Government Agency Obligations
   (cost $23,691,370)..................................                           20,959,339
                                                                                ------------
Collateralized Mortgage Obligations -
   19.19%
Collateralized Mortgage Securities Corporation
   11.45% 11/1/15......................................          572,061             627,122
Federal Home Loan Mortgage Corporation
   26-F 9.50% 2/15/20..................................        1,810,121           1,911,687
Federal Home Loan Mortgage Corporation
   1765-B BA 10.00% 1/15/17............................        2,352,067           2,462,320
Federal Home Loan Mortgage Corporation
   1614 10.00% 6/15/20.................................        6,118,335           6,544,311
Federal Home Loan Mortgage Association
   Alpha 7.00% 11/1/10.................................          188,729             179,293
Federal Home Loan Mortgage Association
   88-15A 9.00% 6/25/18................................           67,676              71,386
Federal Home Loan Mortgage Association
   10.75% 9/1/11.......................................          189,152             212,382
Federal National Mortgage Association
   11.00% 4/1/09.......................................        3,564,075           3,884,842
Federal National Mortgage Association
   Alpha 11.50% 5/1/09.................................        3,332,024           3,665,227
Federal National Mortgage Association
   Strip Series F-2 11.50% 5/25/09.....................        1,566,737           1,723,411
Federal National Mortgage Association
   Strip Series C-2 12.00% 5/25/09.....................        4,240,385           4,749,231
Federal National Mortgage Association
   Strip Series 35-2 12.00% 7/25/18....................        3,749,539           4,222,918
Investor GNMA Mortgage-Backed Securities
   Trust Series 84-F5
   10.875% 10/25/13....................................        3,626,367           4,041,659
Kidder Peabody Mortgage Assets Trust
   20C 9.50% 10/01/18..................................          866,000             915,678
Resolution Trust Corporation
   1995-C1 6.55% 2/25/27...............................        2,500,000           2,445,313
Travelers Mortgage Securities
   1-Z2 12.00% 3/1/14..................................        4,354,449           4,912,363
                                                                                ------------
Total Collateralized Mortgage Obligations
   (cost $42,741,205)..................................                           42,569,143
                                                                                ------------
ASSET-BACKED SECURITIES - 1.83%
Standard Credit Card Master Trust
   1994-2A 7.25% 4/7/08................................        4,000,000           4,056,400
                                                                                ------------
Total Asset-Backed Securities
   (cost $4,143,125)...................................                            4,056,400
                                                                                ------------

                                                                               9
-------------------------
* This Fund is known and does business as U.S. Government Fund.

                                                                  Par              Market
                                                                 Value             Value
CORPORATE BONDS - 13.22%
British Columbia Hydro
   12.50% 1/15/14......................................       $7,000,000        $  8,470,000
Hydro-Quebec 13.25% 12/15/13...........................        2,270,000           2,786,425
NCNB Corp. 10.20% 7/15/15..............................        4,000,000           4,895,000
Quebec Province 13.25% 9/15/14.........................        4,360,000           5,466,350
RBSG Capital 10.125% 3/1/04............................        1,908,000           2,249,055
Republic of Finland 9.625% 4/1/28......................        5,000,000           5,456,250
                                                                                ------------
Total Corporate Bonds
   (cost $28,399,240)..................................                           29,323,080
                                                                                ------------
AGENCY MORTGAGE-BACKED SECURITIES -
   3.10%
Federal Home Loan Mortgage Corporation
   10.25% 4/1/08.......................................          103,559             112,264
Federal Home Loan Mortgage Corporation
   11.50% 7/1/99 to 3/1/16.............................        5,222,952           5,809,902
Federal Home Loan Mortgage Corporation
   Gold 12.00% 12/1/10.................................          504,979             576,465
Federal National Mortgage Association
   11.25% 6/1/00 to 1/1/01.............................          249,622             268,656
Federal National Mortgage Association
   14.25% 9/1/99.......................................           99,135             111,031
                                                                                ------------
Total Agency Mortgage-Back Securities
   (cost $6,732,154)...................................                            6,878,318
                                                                                ------------
TOTAL MARKET VALUE OF SECURITIES OWNED -
   97.94% (cost $216,671,384)..........................                          217,233,105
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES -
   2.06%...............................................                            4,559,468
                                                                                ------------
NET ASSETS:
APPLICABLE TO 26,215,651 GOVERNMENT FUND A
   CLASS SHARES 940,568 GOVERNMENT B CLASS
   SHARES AND 1,057,903 GOVERNMENT FUND
   INSTITUTIONAL SHARES OUTSTANDING; EQUIVALENT
   TO $7.86 PER SHARE - 100.00%........................                         $221,792,573
                                                                                ============
COMPONENTS OF NET ASSETS AT JULY 31, 1995
Common stock, $.01 par value, 200,000,000 shares
   authorized to the Fund..............................                         $261,001,287
Accumulated net undistributed loss:
Net realized loss from security transactions...........                          (39,770,435)
Net unrealized appreciation of investments.............                              561,721
                                                                                ------------
Total Net Assets.......................................                         $221,792,573
                                                                                ============

-------------------------
/1/ This security represents the right to receive the monthly interest payments on an underlying pool of loans. No payments of principal on the pool are passed through to interest-only holders.

                            See accompanying notes


Delaware Group Government Fund, Inc. -
Government Income Series
Statement of Operations
Year Ended July 31, 1995

INVESTMENT INCOME:
Interest.....................................................                     $21,777,248
EXPENSES:
Management fees ($1,338,755)
   and directors' fees ($16,535).............................    $1,355,290
Distribution expenses........................................       670,986
Dividend disbursing and transfer
   agent fees and expenses...................................       377,841
Custodian....................................................        83,550
Reports and statements to shareholders.......................        79,160
Salaries.....................................................        58,564
Registration fees............................................        50,596
Taxes, other than income.....................................        33,719
Professional fees............................................        21,323
Other........................................................        82,484         2,813,513
                                                                 ----------       -----------
NET INVESTMENT INCOME........................................                      18,963,735
                                                                                  -----------
NET REALIZED LOSS AND UNREALIZED
   GAIN ON INVESTMENTS:
Net realized loss from
   security transactions.....................................                     (10,373,225)
Net unrealized appreciation of
   investments during the period.............................                       6,214,405
                                                                                  -----------
NET REALIZED AND UNREALIZED LOSS
   ON INVESTMENTS............................................                      (4,158,820)
                                                                                  -----------
NET INCREASE IN NET ASSETS
   RESULTING FROM OPERATIONS.................................                     $14,804,915
                                                                                  -----------
COMPUTATION OF NET ASSET VALUE AND OFFERING
   PRICE FOR THE U.S. GOVERNMENT FUND A CLASS -
   July 31, 1995
Net asset value per share (A)................................                           $7.86
Sales charge (4.75% of offering price or 4.96% of amount
   invested per share)(B)....................................                             .39
                                                                                        =====
Offering price...............................................                           $8.25
                                                                                        =====

-------------------------
(A) Net asset value per share as illustrated is the estimated amount which would be paid upon the redemption or repurchase of shares.

(B) See Purchasing Shares in the current Prospectus for purchases of $100,000 or more for U.S. Government Fund A Class.

                            See accompanying notes

Delaware Group Government Fund, Inc. -
Government Income Series
Statement of Changes in Net Assets

                                                          Year Ended         Year Ended
                                                            7/31/95            7/31/94
OPERATIONS:
Net investment income...............................     $ 18,963,735       $ 20,651,759
Net realized loss from
   security transactions............................      (10,373,225)       (17,423,444)
Net unrealized appreciation
   (depreciation) during the period.................        6,214,405        (12,175,863)
                                                         ------------       ------------
Net increase (decrease) in net assets
   resulting from operations........................       14,804,915         (8,947,548)
                                                         ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS
   FROM NET INVESTMENT INCOME:
U.S. Government Fund A Class........................      (17,686,022)       (19,323,672)
U.S. Government Fund B Class........................         (376,635)           (16,264)
U.S. Government Fund Institutional Class............         (901,078)        (1,311,823)
                                                         ------------       ------------
                                                          (18,963,735)       (20,651,759)
                                                         ------------       ------------
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
   U.S. Government Fund A Class.....................       31,347,463         68,533,648
   U.S. Government Fund B Class.....................        6,000,585          2,212,838
   U.S. Government Fund
      Institutional Class...........................        2,264,170          5,414,311
Net asset value of shares issued upon
   reinvestment of dividends from net
   investment income:
   U.S. Government Fund A Class.....................        9,991,918         10,968,182
   U.S. Government Fund B Class.....................          198,985             10,324
   U.S. Government Fund
      Institutional Class...........................          898,901          1,309,324
                                                         ------------       ------------
                                                           50,702,022         88,448,627
                                                         ------------       ------------
Cost of shares repurchased:
   U.S. Government Fund A Class.....................      (54,016,027)       (52,578,968)
   U.S. Government Fund B Class.....................       (1,016,216)            (9,670)
   U.S. Government Fund
      Institutional Class...........................       (8,504,256)        (7,365,833)
                                                         ------------       ------------
                                                          (63,536,499)       (59,954,471)
                                                         ------------       ------------
Increase (decrease) in net assets derived
   from capital share transactions..................      (12,834,477)        28,494,156
                                                         ------------       ------------
NET DECREASE IN NET ASSETS..........................      (16,993,297)        (1,105,151)
NET ASSETS:
Beginning of period.................................      238,785,870        239,891,021
                                                         ------------       ------------
End of period.......................................     $221,792,573       $238,785,870
                                                         ============       ============

                            See accompanying notes


Delaware Group Government Fund, Inc. -
Government Income Series
Notes to Financial Statements
July 31, 1995

Delaware Group Government Fund, Inc., (the "Company") is a diversified, open-end investment company of the series type, organized under the laws of Maryland and is registered under the Investment Company Act of 1940 (as amended). The Company is organized as a Maryland corporation and currently offers the Government Income Series (the "Fund"). The Fund offers three classes of shares.

1. Significant Accounting Policies

The following accounting policies are in accordance with generally accepted accounting principles and are consistently followed by the Fund for financial statement preparation.

Security Valuation - Securities listed on an exchange are valued at the last quoted sales price as of 4:00 pm on the valuation date. Securities not listed on an exchange are valued at the mean of the last quoted bid and asked prices. Long-term debt securities are valued by an independent pricing service when such prices are believed to reflect the fair value of such securities. Money market instruments having less than 60 days to maturity are valued at amortized cost.

Federal Income Taxes - The Fund intends to continue to qualify as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes is required in the financial statements.

Repurchase Agreements - The Fund may invest in a pooled cash account along with other members of the Delaware Group Family of Funds. The aggregate daily balance of the pooled cash account is invested in repurchase agreements secured by obligations of the U.S. Government. The respective collateral is held by the Fund's custodian bank until the maturity of the respective repurchase agreements. Each repurchase agreement is 100% collateralized. However, in the event of default or bankruptcy by the counterparty to the agreement, realization of the collateral may be subject to legal proceedings.

Class Accounting - Investment income, common expenses and gain (loss) are allocated to the various classes of the Fund on the basis of daily net assets. Distribution expenses relating to a specific class are charged directly to that class.

Other - Expenses common to all funds within the Delaware Group Family of Funds are allocated amongst the funds on the basis of average net assets. Security transactions are recorded on the date the securities are purchased or sold (trade date). Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Interest income is recorded on an accrual basis. Original issue discounts are accreted to interest income over the lives of the respective securities. The Fund declares dividends daily from net investment income and pays such dividends monthly.

2. Investment Management Fees and Other Transactions with Affiliates

In accordance with the terms of the Investment Management Agreement, the Fund pays Delaware Management Company, Inc. (DMC), the investment manager of the Fund, an annual fee which is calculated daily at the rate of 0.60% of average daily net assets of the Fund less fees paid to the independent directors. At July 31, 1995, the Fund had a liability for Investment Management fees and other expenses payable to DMC for $18,035.

Pursuant to the Distribution Agreement, the Fund pays Delaware Distributors, L.P. (DDLP), the Distributor and an affiliate of DMC, an annual fee not to exceed 0.30% of the average daily net assets of the A Class and 1.00% of the average daily net assets of the B Class. No distribution expenses are paid by the Institutional Class. For the year ended July 31, 1995, the Fund paid DDLP $68,701 for commissions earned on sales of U.S. Government Fund shares. At July 31, 1995, the Fund had a liability for distribution fees and other expenses payable to DDLP for $11,185.

The Fund has engaged Delaware Service Company, Inc. (DSC), an affiliate of DMC, to serve as dividend disbursing and transfer agent for the Fund. For the year ended July 31, 1995, the Fund expensed $377,841 for these services. At July 31, 1995, the Fund had a liability for such fees and other expenses payable to DSC for $1,547.

Certain officers of the Investment Manager are officers, directors and/or employees of the Fund. These officers, directors and employees are paid no compensation by the Fund.

On April 3, 1995, Delaware Management Holdings, Inc., the indirect parent of DMC, DDLP and DSC, through a merger transaction (the "Merger") became a wholly-owned subsidiary of Lincoln National Corporation. Other than the resulting change in ownership, the Merger will not materially change the manner in which DMC, DDLP or DSC have heretofore conducted their relationship with the Fund.

3. Investments

During the year ended July 31, 1995, the Fund made purchases of $72,928,811 and sales of $56,722,655 of investment securities other than U.S. Government securities and temporary cash investments.

At July 31, 1995, unrealized depreciation for federal income tax purposes aggregated $921,252 of which $4,569,558 related to unrealized appreciation of securities and $5,490,810 related to unrealized depreciation of securities.

The realized loss for federal income tax purposes was $9,205,797 for the year ended July 31, 1995. For federal income tax purposes, the Fund had accumulated capital losses at July 31, 1995, of $38,309,234 which may be carried forward and applied against future capital gains. The capital loss carryforward expires as follows: 1996 - $5,736,818, 1997 - $2,596,096, 1998 -$1,746,916, 2001 -
$1,622,896, 2002 - $17,400,711 and 2003 - $9,205,797. At July 31, 1995, the Fund
reclassified $1,310,956 from accumulated net undistributed realized loss from security transactions to common stock due to the expiration of a capital loss carryforward.

On July 31, 1995, the Fund had a receivable for investment securities sold of $3,112,248.

4. Capital Stock

Transactions in capital stock shares were as follows:

                                                      Year Ended     Year Ended
                                                        7/31/95        7/31/94
Shares sold:
   U.S. Government Fund A Class..................      4,028,169      7,858,366
   U.S. Government Fund B Class..................        767,507        276,928
   U.S. Government Fund Institutional Class......        290,401        620,478
Shares issued upon reinvestment of
   dividends from net investment income:
   U.S. Government Fund A Class..................      1,279,474      1,283,572
   U.S. Government Fund B Class..................         25,477          1,297
   U.S. Government Fund Institutional Class......        115,153        153,345
                                                       ---------     ----------
                                                       6,506,181     10,193,986
                                                       ---------     ----------
Shares repurchased:
   U.S. Government Fund A Class..................     (6,923,016)    (6,116,272)
   U.S. Government Fund B Class..................       (129,422)        (1,219)
   U.S. Government Fund Institutional Class......     (1,100,347)      (850,281)
                                                       ---------     ----------
                                                      (8,152,785)    (6,967,772)
                                                       ---------     ----------
   Net increase (decrease).......................     (1,646,604)     3,226,214
                                                       =========     ==========

5. Lines of Credit

The Fund has a committed line of credit for $500,000. No amount was outstanding at July 31, 1995 or at any time during the last fiscal year.

6. Concentration of Credit Risk

The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. Government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture. The Fund invests in private-backed CMOs only if they are 100% collateralized at the time of issuance by securities or certificates issued or guaranteed by the U.S. Government, its agencies or instrumentalities. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on a interest-only CMO is extremely sensitive not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets and a rapid rate of principal payments may have a material adverse effect on the Fund's yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities are rated in the highest rating categories. The Fund will, from time to time, invest in higher risk interest only CMOs. At July 31, 1995, 3.61% of the Fund's net assets was invested in interest-only CMOs.

7. Financial Highlights

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                                              U.S. Government Fund A Class
                                                             ---------------------------------------------------------------
                                                                                       Year Ended
                                                              7/31/95      7/31/94      7/31/93      7/31/92       7/31/91
Net asset value, beginning of period...............            $8.000       $9.010       $9.020       $8.700        $8.590
Income from investment operations:
   Net investment income...........................             0.656        0.714        0.763        0.769         0.753
   Net realized and unrealized gain (loss)
      from security transactions...................            (0.140)      (1.010)      (0.010)       0.320         0.110
                                                               ------       ------       ------       ------        ------
   Total from investment operations................             0.516       (0.296)       0.753        1.089         0.863

Less distributions:
   Dividends.......................................            (0.656)      (0.714)      (0.763)      (0.769)       (0.753)
   Distributions from net realized gain on
      security transactions........................              none         none         none         none          none
                                                               ------       ------       ------       ------        ------
   Total distributions.............................            (0.656)      (0.714)      (0.763)      (0.769)       (0.753)
                                                               ------       ------       ------       ------        ------
Net asset value, end of period.....................            $7.860       $8.000       $9.010       $9.020        $8.700
                                                               ======       ======       ======       ======        ======

Total return/1/....................................              6.82%      (3.51%)        8.70%       12.98%        10.48%

Ratios/Supplemental Data:
   Net Assets, end of period (000 omitted).........          $206,083     $222,555     $223,416     $184,401      $150,491
   Ratio of expenses to average net assets.........              1.24%        1.23%        1.26%        1.17%         1.13%
   Ratio of net income to average net assets.......              8.40%        8.31%        8.45%        8.60%         8.74%
   Portfolio turnover..............................                70%         309%         285%         196%          149%

-------------------------
/1/ Does not reflect the maximum sales charge of 4.75% nor the 1% limited contingent deferred sales charge that would apply in the event of certain redemptions within 12 months of purchase.

Selected data for each share of the Fund outstanding throughout each period were as follows:

                                                U.S. Government Fund                       U.S. Government Fund
                                                      B Class                              Institutional Class
                                               -------------------------  -----------------------------------------------------
                                                               Period
                                                                from
                                                               5/2/94/2/
                                                  Year Ended      to                           Year Ended
                                                    7/31/95    7/31/94    7/31/95    7/31/94    7/31/93    7/31/92/1/   7/31/91
Net asset value, beginning of period...........      $8.000     $8.190     $8.000     $9.010     $9.020       $8.700     $8.590
Income from investment operations:
   Net investment income.......................       0.601      0.151      0.679      0.739      0.791        0.792      0.774
   Net realized and unrealized gain (loss)
      from security transactions...............      (0.140)    (0.190)    (0.140)    (1.010)    (0.010)       0.320      0.110
                                                     ------     ------     ------     ------     ------       ------     ------
   Total from investment operations............       0.461     (0.039)     0.539     (0.271)     0.781        1.112      0.884

Less distributions:
   Dividends...................................      (0.601)    (0.151)    (0.679)    (0.739)    (0.791)      (0.792)    (0.774)
   Distributions from net realized gain
      on security transactions.................         none       none       none       none       none         none       none
                                                     ------     ------     ------     ------     ------       ------     ------
   Total distributions.........................      (0.601)    (0.151)    (0.679)    (0.739)    (0.791)      (0.792)    (0.774)
                                                     ------     ------     ------     ------     ------       ------     ------
Net asset value, end of period.................      $7.860     $8.000     $7.860     $8.000     $9.010       $9.020     $8.700
                                                     ======     ======     ======     ======     ======       ======     ======

Total return/3/................................        6.08%    (0.46%)      7.14%    (3.23%)      9.04%       13.27%     10.76%

Ratios/Supplemental Data:
   Net assets, end of period (000 omitted).....      $7,394     $2,215     $8,316    $14,016    $16,475      $19,421    $13,427
   Ratio of expenses to average net assets.....        1.94%      1.94%      0.94%      0.94%      0.97%        0.91%      0.88%
   Ratio of net income to average net assets...        7.66%      7.60%      8.66%      8.60%      8.74%        8.85%      8.99%
   Portfolio turnover..........................          70%       309%        70%       309%       285%         196%       149%

-------------------------
The per share data for the period 1990 to 1991 is derived from data of the Government Income Series I class which, like the U.S. Government Fund Institutional Class, a new class of shares, was not subject to Rule 12b-1 distribution expenses. Government Income Series I class was converted into U.S. Government Fund A Class on June 1, 1992, pursuant to a Plan of Recapitalization approved by shareholders of Government Income Series I class.

/1/ The per share data and ratios for Government Income Series I class and the U.S. Government Fund Institutional Class have been combined for 1992. For the 10 months ended May 31, 1992, the Government Income Series I class' operating expenses and net investment income per share were $.068 and $.657, respectively. For the two months ended July 31, 1992, the U.S. Government Fund Institutional Class' operating expenses and net investment income per share were $.014 and $.135, respectively. All net investment income was distributed to shareholders.

/2/ Date of initial public offering; ratios have been annualized and total return has not been annualized. In addition, total return does not reflect any contingent deferred sales charge.

/3/ Does not include contingent deferred sales charge which varies from 1%-4% depending upon the holding period for U.S. Government Fund B Class.

Delaware Group Government Fund, Inc.
Report of Independent Auditors

To the Shareholders and Board of Directors
Delaware Group Government Fund, Inc. - Government Income Series

We have audited the accompanying statement of net assets of Delaware Group Government Fund, Inc. - Government Income Series as of July 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Delaware Group Government Fund, Inc. - Government Income Series at July 31, 1995, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

                                        Ernst & Young LLP

Philadelphia, Pennsylvania
September 7, 1995

A Report on U.S. Government Fund's Annual Meeting

At an annual meeting of shareholders held on March 29, 1995, the following matters were submitted for shareholder vote: the election of directors, the ratification of the selection of Ernst & Young LLP as independent auditors of the Fund and the approval of a new investment management agreement. The new investment management agreement was proposed in connection with the April 3, 1995, merger of Delaware Management Holdings, Inc. (the parent company of Delaware Management Company, Inc.) and a subsidiary of Lincoln National Corporation. Whenever there is a change in control of an investment manager, the Investment Company Act of 1940 requires shareholders to vote on a new investment management agreement.

Below are the names of each director elected at the meeting as well as the results of the other matters voted on by shareholders.

                                                             Number of Votes*
                                               ------------------------------------------------
                                                  For        Against/Withheld     Abstentions
Election of Directors:
     Wayne A. Stork.......................     16,869,232        492,287                  --
     Walter P. Babich.....................     16,870,023        491,496                  --
     Anthony D. Knerr.....................     16,870,449        491,070                  --
     Ann R. Leven.........................     16,864,410        497,109                  --
     W. Thacher Longstreth................     16,869,779        497,740                  --
     Charles E. Peck......................     16,870,023        491,496                  --
Selection of Ernst & Young LLP as
     Independent Auditors.................     16,456,591        126,875             778,052
Approval of the New
     Investment Management
     Agreement............................     16,117,492        290,271             953,755

* Please note that the results of this meeting were not audited by Ernst & Young LLP.

     This annual report is for the information of U.S. Government Fund shareholders, but it may be used with prospective investors when preceded or accompanied by a current Prospectus, which gives details about charges, expenses, investment objectives and operating policies of the Fund. Summary investment results are documented in the current Statement of Additional Information.

If used with prospective investors after September 30, 1995, this report must be accompanied by a U.S. Government Fund Performance Update for the most recently completed calendar quarter. The figures in this report represent past results. The return and principal value of an investment in the Fund will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


--------------------------------------------------------------------------------


Board
---------------
Members
---------------

Wayne A. Stork
Chairman, Delaware Group of Funds
Philadelphia, PA

Walter P. Babich
Board Chairman, Citadel Constructors, Inc.
King of Prussia, PA

Anthony D. Knerr
Consultant, Anthony Knerr & Associates
New York, NY

Ann R. Leven
Treasurer, National Gallery of Art
Washington, DC

W. Thacher Longstreth
Vice Chairman, Packquisition Corp.
Philadelphia, PA

Charles E. Peck
Secretary of Enterprise Homes, Inc.
Fredericksburg, VA
former Chairman and CEO
The Ryland Group, Inc.
Columbia, MD


Affiliated
---------------
Officers
---------------

George M. Chamberlain, Jr.
Senior Vice President and Secretary,
Delaware Group of Funds
Philadelphia, PA

Keith E. Mitchell
President and CEO,
Delaware Distributors, L.P.
Philadelphia, PA

David K. Downes
Senior Vice President, Chief Financial Officer and
Chief Administrative Officer
Delaware Group of Funds
Philadelphia, PA

Delaware Group
---------------
of Funds
---------------

For Growth of Capital
Trend Fund
DelCap Fund
Value Fund

For Total Return
Devon Fund
Decatur Total Return Fund
Decatur Income Fund
Delaware Fund

For Global Diversification
International Equity Fund
Global Assets Fund
Global Bond Fund

For Current Income
Delchester Fund
U.S. Government Fund
Limited-Term Government Fund

For Tax-Free Current Income
Tax-Free USA Fund
Tax-Free Insured Fund
Tax-Free USA Intermediate Fund
Tax-Free Pennsylvania Fund

Money Market Funds
Delaware Cash Reserve
U.S. Government Money Fund
Tax-Free Money Fund

Closed-End Equity/Income*
Dividend and Income Fund
Global Dividend and Income Fund

This report must be preceded or accompanied by a current U.S. Government Fund prospectus. For a prospectus of any other Delaware Group fund, contact your financial adviser or Delaware Group.

* Delaware Group Dividend and Income Fund and Delaware Group Global Dividend and Income Fund purchases can be made through any registered broker.


Be sure to consult your financial adviser when making investments. Mutual funds can be a valuable part of your financial plan; however, shares of the Fund are not FDIC or NCUSIF insured, are not guaranteed by any bank or any credit union, are not obligations of or deposits of any bank or any credit union, and involve investment risk, including the possible loss of principal. Shares of the Fund are not bank or credit union deposits.

Investment Manager
Delaware Management Company, Inc.
Philadelphia

International Affiliate
Delaware International Advisers Ltd.
London

National Distributor
Delaware Distributors, L.P.
Philadelphia

Shareholder Servicing,
Dividend Disbursing
and Transfer Agent
Delaware Service Company, Inc.
Philadelphia

1818 Market Street
Philadelphia, PA 19103-3682

Nationwide (800) 523-4640;
In Philadelphia (215) 988-1333

Securities Dealers Only
Nationwide (800) 362-7500;
In Philadelphia (215) 988-1050

(C) Delaware Distributors, L.P.

[RECYCLED PAPER LOGO APPEARS HERE] Printed in the U.S.A. on recycled paper.